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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): May 22, 2002


                       APPLIED DIGITAL SOLUTIONS, INC.
           (Exact name of registrant as specified in its charter)

   MISSOURI                      000-26020                   43-1641533
   --------                      ---------                   ----------
(State or other            (Commission File No.)            (IRS Employer
jurisdiction of                                          Identification No.)
 incorporation)


                        400 ROYAL PALM WAY, SUITE 410
                          PALM BEACH, FLORIDA 33480
                  (Address of principal executive offices)

                                561-805-8000
            (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

On May 22, 2002, Applied Digital Solutions, Inc. (Nasdaq: ADSXE) issued a press release, which is set forth as Exhibit 99.1 to this Current Report, and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

     (99.1)      Press Release dated May 22, 2002.




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                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         APPLIED DIGITAL SOLUTIONS, INC.

                                         By: /s/ Evan C. McKeown
                                            -------------------------------
                                         Name: Evan C. McKeown
                                         Title: Chief Financial Officer


Dated: May 24, 2002





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                              INDEX TO EXHIBITS


Exhibit Number                      Description
--------------                      -----------


     99.1                           Press Release dated May 22, 2002.